EXECUTION VERSION

FIRST AMENDMENT TO CREDIT agreement

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of April 16, 2013, by and among CAPLEASE, LP, a Delaware limited partnership, PREFCO DIX-NEUF LLC, a Connecticut limited liability company, PREFCO NINETEEN LIMITED PARTNERSHIP, a Connecticut limited partnership, CLF CANE RUN MEMBER, LLC, a Delaware limited liability company, CLF CANE RUN LOUISVILLE, LLC, a Delaware limited liability company, CLF LANDMARK OMAHA LLC, a Delaware limited liability company, CLF DODGE OMAHA LLC, a Delaware limited liability company, KDC BUSCH BOULEVARD LLC, a Delaware limited liability company, CLF 555 N DANIELS WAY LLC, a Delaware limited liability company, CLF PULCO ONE LLC, a Delaware limited liability company, and CLF PULCO TWO LLC, a Delaware limited liability company (each, a “Borrower” and collectively, the “Borrowers”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (together with its successors and assigns, the “Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers, the lenders party thereto (the “Lenders”), and Agent entered into that certain Credit Agreement dated as of June 29, 2012 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Agent and the Lenders party hereto amend certain provisions of the Credit Agreement as set forth herein, and the Agent and the Lenders party hereto have agreed to such amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to the Credit Agreement. The parties hereto hereby agree that:

(a) Section 1.1 of the Credit Agreement is hereby amended by amending the definitions of “Maximum Loan Availability” and “Revolving Commitment” so that each reads, in its entirety, as follows:

“Maximum Loan Availability” means, at any time, the lesser of (a) the aggregate of the Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms hereof, (b) the Borrowing Base, and (c) the amount, if any, by which (i) the Borrowing Base exceeds (ii) the aggregate outstanding principal amount of the Loans and the Letter of Credit Liabilities.

“Revolving Commitment” means, as to each Lender, such Lender’s obligation to make Revolving Loans pursuant to Section 2.1 and to issue (in the case of the Issuing Bank) and to participate (in the case of the other Lenders) in Letters of Credit pursuant to Section 2.4(i), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule 1 as such Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Lender in accordance with Section 2.19, as the same may be reduced from time to time pursuant to Section 2.13 or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.6 or increased as appropriate to reflect any increase effected in accordance with Section 2.19.

(b) Article II of the Credit Agreement is hereby amended by adding the following new Section 2.19:

Section 2.19 Increase in Revolving Commitments

The Borrowers shall have the right to request increases in the aggregate amount of the Revolving Commitments by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Revolving Commitments shall not exceed $200,000,000.00. Each such increase in the Revolving Commitments must be an aggregate minimum amount of $10,000,000 and integral multiples of $5,000,000 in excess thereof or in such other amounts as approved by Administrative Agent in its sole discretion. The Administrative Agent, in consultation with the Borrowers, shall manage all aspects of the syndication of such increase in the Revolving Commitments, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the increase in the Revolving Commitments among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide a new Revolving Commitment, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. If a new Lender becomes a party to this Agreement, or if any existing Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Lenders its Commitment Percentage (determined with respect to the Lenders’ respective Revolving Commitments and after giving effect to the increase of the Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Lenders, in same day funds, an amount equal to (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.4.(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrowers shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 5.4 as a result of the prepayment of any such Revolving Loans. Effecting the increase of the Revolving Commitments under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase, (y) the representations and warranties made or deemed made by the Borrowers and each other Loan Party in any Loan Document to which any of them is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all partnership and/or member, or other necessary action taken by the Borrowers to authorize such increase and (B) all corporate or other necessary action taken by the Guarantor authorizing the guaranty of such increase; and (ii) an opinion of counsel to the Borrowers and the Guarantor, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) new Revolving Notes executed by the Borrowers, payable to any new Revolving Lenders and replacement Revolving Notes executed by the Borrowers, payable to any existing Revolving Lenders increasing their Revolving Commitments, in the amount of such Revolving Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments. In connection with any increase in the aggregate amount of the Revolving Commitments pursuant to this Section 2.19 any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request.

(c) Section 7.2 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

Section 7.2 Survival of Representations and Warranties, Etc.

All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or any of their respective Subsidiaries to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Agreement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrowers under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the date on which any extension of the Maturity Date is effectuated pursuant to Section 2.14, the date on which any increase of the Revolving Commitments is effectuated pursuant to Section 2.19, and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit.

(d) Subclause (i) of Section 13.7(b) of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

(i) increase the Commitments of the Lenders (except for (x) any increase as a result of an assignment of Commitments permitted under Section 13.6 or (y) as provided in Section 2.19) or subject the Lenders to any additional obligations;

SECTION 3. Miscellaneous.

(a) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers.

(b) No Novation or Mutual Departure. Each Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above; and (ii) nothing in this Agreement shall affect or limit the Agent’s or Lenders’ right to demand payment of liabilities owing from the Borrowers to the Agent or any Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(c) Ratification. Each Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(d) No Default. To induce the Agent and the Lenders party hereto to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), each Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrowers or arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Agent and the Lenders party hereto under the Credit Agreement or any other Loan Document.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.

(f) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

(g) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(h) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(i) Further Assurances. Borrowers agree to take, at Borrowers’ expense, such further actions as the Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(j) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

SECTION 4. Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:

(a) Receipt by the Agent of counterparts of this Agreement duly executed by the Borrower, Lenders and the Agent.

(b) Receipt by the Agent of counterparts of the Consent, Reaffirmation, and Agreement of Guarantor attached hereto duly executed by the Guarantor.

[SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, each of the Borrowers, the Agent, and the Lenders party hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Lender

By:  /s/ D. Bryan Gregory

D. Bryan Gregory

Director

“BORROWERS”

CAPLEASE, LP,
a Delaware limited partnership

By:  CLF OP General Partner LLC,

a Delaware limited liability company,
its general partner

By:  CapLease, Inc.,

a Maryland corporation,
its sole member

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

PREFCO DIX-NEUF LLC,
a Connecticut limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

PREFCO NINETEEN LIMITED PARTNERSHIP,
a Connecticut limited partnership

By:  PREFCO Dix-Neuf LLC,

a Connecticut limited liability company,
its general partner

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CLF CANE RUN LOUISVILLE, LLC,
a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CLF CANE RUN MEMBER, LLC,
a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CLF LANDMARK OMAHA LLC,
a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CLF DODGE OMAHA LLC,
a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

KDC BUSCH BOULEVARD LLC,
a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CLF 555 N DANIELS WAY LLC,
a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CLF PULCO ONE LLC,

a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CLF PULCO TWO LLC,

a Delaware limited liability company

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President

CONSENT, REAFFIRMATION, AND AGREEMENT OF GUARANTOR

Guarantor (a) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under the (i) Guaranty (as defined in the Credit Agreement defined in the Agreement), (ii) Hazardous Materials Indemnity Agreement (as defined in the Credit Agreement defined in the Agreement), and (iii) each of the Loan Documents (as defined in the Credit Agreement defined in the Agreement) to which it is a party, and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreements.

Delivery of an executed counterpart of this consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of Guarantor can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this consent. Guarantor’s delivery of an executed counterpart of this consent by facsimile or other electronic method of transmission shall be made in conjunction with Guarantor’s delivery of an original executed counterpart, but Guarantor’s failure to deliver said original executed counterpart shall not affect the validity, enforceability, or binding effect of this consent.

“GUARANTOR”

CAPLEASE, INC.,
a Maryland corporation,

By: /s/ Robert C. Blanz

Robert C. Blanz

Senior Vice President